Cedar Ridge Unconstrained Credit Fund (the “Fund”)
Investor Class: (Ticker Symbol: CRUPX)
Institutional Class: (Ticker Symbol: CRUMX)

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated October 26, 2017, to the
Summary Prospectus dated April 3, 2017.

Effective November 1, 2017 (the “Effective Date”), the redemption fee for the Cedar Ridge Unconstrained Credit Fund will be removed. Accordingly, as of the Effective Date, all references to the redemption fee in the Summary Prospectus are deleted in their entirety.

In addition, as of the Effective Date, certain minimum investments required to open an account or add to an account will change. As a result, as of the Effective Date, the table under “Purchase and Sale of Fund Shares” on page 6 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Minimum Investments	To Open Your Account	To Add to Your Account
Investor Class
Direct Regular Accounts	$2,500	$100
Direct Retirement Accounts	$500	$100
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$100
Institutional Class
Direct Regular Accounts	$1,000,000	$100
Direct Retirement Accounts	$1,000,000	$100
Automatic Investment Plan	$1,000,000	$100
Gift Account For Minors	$1,000,000	$100

Please file this Supplement with your records.